                              SUBJECT TO REVISION
                         TERM SHEET DATED JULY 8, 1996

                  TOYOTA AUTO RECEIVABLES 1996-A GRANTOR TRUST

              $__________ ___% ASSET BACKED CERTIFICATES, CLASS A $__________ ___% ASSET BACKED CERTIFICATES, CLASS B

                  TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,
                                     SELLER

                        TOYOTA MOTOR CREDIT CORPORATION,
                                    SERVICER

  THE CERTIFICATES WILL REPRESENT BENEFICIAL OWNERSHIP INTERESTS IN THE TRUST
        ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN TOYOTA
   MOTOR CREDIT RECEIVABLES CORPORATION, TOYOTA MOTOR CREDIT CORPORATION, TOYOTA MOTOR SALES, U.S.A., INC. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE RECEIVABLES ARE INSURED OR GUARANTEED
                          BY ANY GOVERNMENTAL AGENCY.

 THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO
          THE TOYOTA AUTO RECEIVABLES 1996-A GRANTOR TRUST __% ASSET
  BACKED CERTIFICATES, CLASS A AND THE __% ASSET BACKED CERTIFICATES, CLASS B
               (THE "OFFERED CERTIFICATES"); HOWEVER, THIS TERM SHEET
                 DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO
      THE OFFERING OF THE OFFERED CERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE
      PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.  ADDITIONAL INFORMATION
  WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
  PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND
                                  THE PROSPECTUS.

THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN
            OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE OFFERED
                       CERTIFICATES IN ANY STATE OR OTHER
 JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR
   TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES OR OTHER APPLICABLE
    LAWS OF ANY SUCH STATE OR OTHER JURISDICTION.  SALES OF THE OFFERED
       CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS
         RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                       _________________________________

                Joint Global Coordinators and Joint Bookrunners

GOLDMAN, SACHS & CO.                                           LEHMAN BROTHERS
                       _________________________________

The information contained in this Term Sheet is preliminary and will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Pooling and Servicing Agreement (the "Agreement"), dated as of July 1, 1996, among Toyota Motor Credit Receivables Corporation, as seller (the "Seller"), Toyota Motor Credit Corporation ("TMCC"), as servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee") and by any other information subsequently filed with the United States Securities and Exchange Commission with respect to the Toyota Auto Receivables 1996-A Grantor Trust (the "Trust"), the Receivables described herein (the "Receivables") or the Offered Certificates.

The information contained herein addresses only certain limited aspects of the Offered Certificates' characteristics, and does not purport to provide a complete assessment thereof or of the risks associated with the purchase thereof which are more fully described under "Risk Factors" in the Prospectus and the Prospectus Supplement. The information contained herein therefore may not reflect the impact of all structural characteristics of the security, changes to the structure of the Offered Certificates or the characteristics of the Receivables ultimately included in the Trust, any or all of which might change prior to the issuance of the Offered Certificates to reflect changed circumstances.

Although the registration statement (including the Prospectus) relating to the Offered Certificates has been filed with the United States Securities and Exchange Commission and is effective, the final Prospectus Supplement and Prospectus relating to the securities discussed in this communication have not been filed with the United States Securities and Exchange Commission. The securities discussed in this communication have not been approved or disapproved by the United States Securities and Exchange Commission or any other state or other jurisdictional commission. Sales of the Offered Certificates may not be consummated unless the purchaser has received both the Prospectus Supplement and the Prospectus. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities or other applicable laws of any such state or other jurisdiction.


THE CERTIFICATES  . . . . . . . . . . . .      $_____________  aggregate
                                               principal amount of ___% Toyota
                                               Auto Receivables 1996-A Grantor
                                               Trust Asset Backed Certificates,
                                               Class A (the "Class A
                                               Certificates") and
                                               $_____________ aggregate
                                               principal amount of ___% Toyota
                                               Auto Receivables 1996-A Grantor
                                               Trust Asset Backed Certificates,
                                               Class B (the "Class B
                                               Certificates" and, together with
                                               the Class A Certificates, the
                                               "Offered Certificates").
                                               $__________ aggregate principal
                                               amount of ___% Toyota Auto
                                               Receivables 1996-A Grantor Trust
                                               Certificates, Class C (the
                                               "Class C Certificates" and,
                                               together with the Offered
                                               Certificates, the
                                               "Certificates") will be offered
                                               on a privately-placed basis.

                                               The "Class A Percentage" will
                                               be __%, the "Class B Percentage"
                                               will be __% and the "Class C
                                               Percentage" will be __%.

REGISTRATION OF THE
 OFFERED CERTIFICATES . . . . . . . . . .      The Offered Certificates will be
                                               held through The Depository
                                               Trust Company, in the United
                                               States, or Cedel Bank, societe
                                               anonyme, or the Euroclear System
                                               in Europe or Asia.

THE RECEIVABLES   . . . . . . . . . . . .      As of  July 1, 1996  (the
                                               "Cutoff Date"), the receivables
                                               comprising the primary assets of
                                               the Trust (the "Receivables")
                                               will have an aggregate principal
                                               balance of $754,397,267.42.
                                               Certain expected characteristics
                                               of the Receivables are described
                                               below under "The Receivables
                                               Pool".

INTEREST ON THE
  OFFERED CERTIFICATES  . . . . . . . . .      Class A Certificates:
                                               ___% per annum.

                                               Class B Certificates:
                                               ___% per annum.

                                               Interest on the Offered
                                               Certificates will be calculated
                                               on the basis of a 360-day year
                                               consisting of twelve 30-day
                                               months, payable on the twentieth
                                               day of each month (or, if any
                                               such day is not a Business Day,
                                               the next succeeding Business Day)
                                               beginning August 20, 1996 (each,
                                               a "Distribution Date").
                                               Interest on the Class A
                                               Certificate Balance at the rate
                                               specified above and interest on
                                               the Class B Certificate Balance
                                               at the rate specified above will
                                               be distributed to the Class A
                                               Certificateholders and  the
                                               Class B Certificateholders,
                                               respectively, on each
                                               Distribution Date.  Such
                                               distribution will be subject to
                                               (i) the availability of
                                               collections allocable to
                                               interest, (ii) the availability
                                               of funds in the Reserve Fund and
                                               (iii) the subordination features
                                               described below under
                                               "Subordination" and in the
                                               Prospectus and the Prospectus
                                               Supplement.  The Final Scheduled
                                               Distribution Date with respect
                                               to each class of Certificates is
                                               expected to be July 20, 2001.

PRINCIPAL ON THE
  OFFERED CERTIFICATES  . . . . . . . . .      On each Distribution Date, the
                                               Trustee will distribute (i) pro
                                               rata to the Class A
                                               Certificateholders an amount
                                               equal to the Class A Percentage
                                               and (ii) pro rata to the Class B
                                               Certificateholders an amount
                                               equal to the Class B Percentage
                                               of: (a) the principal portion of
                                               scheduled monthly payments on
                                               the Receivables due (in the case
                                               of Precomputed Receivables) or
                                               received (in the case of Simple
                                               Interest Receivables) during the
                                               preceding calendar month (each,
                                               a "Collection Period"); (b) the
                                               principal portion of all
                                               prepayments in full and of all
                                               partial prepayments on Simple
                                               Interest Receivables received by
                                               the Servicer during such
                                               Collection Period; and (c) the
                                               principal balance of each
                                               Receivable repurchased by the
                                               Servicer or the Seller under an
                                               obligation that arose during
                                               such Collection Period or that
                                               became a Defaulted Receivable
                                               during such Collection Period.
                                               Such distribution will be
                                               subject to (i) the availability
                                               of collections allocable to
                                               principal, (ii) the availability
                                               of funds in the Reserve Fund and
                                               (iii) the subordination features
                                               described below under
                                               "Subordination" and in the
                                               Prospectus and Prospectus
                                               Supplement.

OPTIONAL PURCHASE OF
  THE OFFERED CERTIFICATES  . . . . . . .      The Seller or the Servicer may
                                               purchase the Receivables
                                               remaining in the Trust after the
                                               last day of any Collection
                                               Period during which the
                                               aggregate principal balance
                                               thereof is 10% or less of the
                                               aggregate principal balance
                                               thereof as of the Cutoff Date,
                                               thereby effecting an early
                                               retirement of the Offered
                                               Certificates.

SUBORDINATION . . . . . . . . . . . . . .      The Class B and Class C
                                               Certificateholders will not
                                               receive any distributions of
                                               interest on a Distribution Date
                                               until the full amount of
                                               interest on the Class A
                                               Certificates payable on such
                                               Distribution Date has been
                                               distributed.  The Class B and
                                               Class C Certificateholders will
                                               not receive any distributions of
                                               principal on such Distribution
                                               Date until the full amount of
                                               interest on and principal of the
                                               Class A Certificates payable on
                                               such Distribution Date has been
                                               distributed.  Distributions of
                                               interest on the Class B
                                               Certificates and the Class C
                                               Certificates, will not be
                                               subordinated to the payment of
                                               principal on the Class A
                                               Certificates.

                                               The Class C Certificateholders
                                               will not receive any
                                               distributions of interest on a
                                               Distribution Date until the full
                                               amount of interest on the Class A
                                               and Class B Certificates payable
                                               on such Distribution Date has
                                               been distributed.  The Class C
                                               Certificateholders will not
                                               receive any distributions of
                                               principal with respect to such
                                               Distribution Date until the full
                                               amount of interest on and
                                               principal of the Class A and
                                               Class B Certificates payable on
                                               such Distribution Date has been
                                               distributed.  Distributions of
                                               interest on the Class C
                                               Certificates will not be
                                               subordinated to the payment of
                                               principal on the Class A
                                               Certificates or the Class B
                                               Certificates.

RESERVE FUND  . . . . . . . . . . . . . .      A Reserve Fund will be created
                                               with an initial deposit by the
                                               Seller on the Closing Date of an
                                               amount expected to be at least
                                               $________.   The Reserve Fund
                                               will be supplemented on each
                                               Distribution Date by the deposit
                                               therein of all Excess Amounts up
                                               to the "Specified Reserve Fund
                                               Balance" specified in the
                                               Agreement.  "Excess Amounts" in
                                               respect of a Distribution Date
                                               will be all remaining amounts on
                                               deposit in the Collection
                                               Account in respect of the
                                               related Collection Period, after
                                               the Servicer has been reimbursed
                                               for any outstanding Advances and
                                               has been paid the Servicing Fee
                                               and after giving effect to all
                                               distributions of interest and
                                               principal required to be made to
                                               the Certificateholders on such
                                               Distribution Date.

                                               On each Distribution Date, any
                                               amounts in the Reserve Fund in
                                               excess of the Specified Reserve
                                               Fund Balance and not applied to
                                               cover shortfalls in distributions
                                               on the Certificates will be
                                               distributed to the Seller.

                                               To the extent available, funds
                                               will be withdrawn from the
                                               Reserve Fund for distribution,
                                               to the extent of shortfalls in
                                               the amount available to make
                                               required distributions of
                                               interest on the Class A
                                               Certificates, the Class B
                                               Certificates and the Class C
                                               Certificates, in that order, and
                                               then to the extent of shortfalls
                                               in the amount available to make
                                               required
                                               distributions of principal on
                                               the Class A Certificates, the
                                               Class B Certificates and the
                                               Class C Certificates, in that
                                               order.

ADVANCES  . . . . . . . . . . . . . . . .      With respect to each applicable
                                               Collection Period, the Servicer
                                               will make Advances of amounts
                                               relating to:  (i) for each
                                               Precomputed Receivable, that
                                               portion, if any, of the related
                                               scheduled monthly payment that
                                               was not timely made, (ii) for
                                               each Simple Interest Receivable,
                                               an amount equal to the product
                                               of the Principal Balance of such
                                               Receivable as of the first day
                                               of the related Collection Period
                                               and one-twelfth of its APR,
                                               minus the amount of interest
                                               actually received on such
                                               Receivable during such
                                               Collection Period (but in each
                                               case only to the extent that it
                                               determines such Advances will be
                                               recoverable from future payments
                                               and collections on or in respect
                                               of such Receivable) and (iii)
                                               for Receivables as to which it
                                               makes certain modifications.

LISTING . . . . . . . . . . . . . . . . .      Application has been made to
                                               list the Class A Certificates on
                                               the Luxembourg Stock Exchange
                                               and The Stock Exchange of Hong
                                               Kong Limited.

TAX STATUS  . . . . . . . . . . . . . . .      In the opinion of Andrews &
                                               Kurth L.L.P. ("Tax Counsel"),
                                               the Trust will be treated as a
                                               grantor trust for federal income
                                               tax purposes and will not be
                                               subject to federal income tax.

ERISA CONSIDERATIONS  . . . . . . . . . .      Subject to the considerations
                                               discussed under "ERISA
                                               Considerations" in the
                                               Prospectus and the Prospectus
                                               Supplement, the Class A
                                               Certificates will be eligible
                                               for purchase by employee benefit
                                               plans.  The Class B Certificates
                                               may not be acquired by any
                                               employee benefit plan subject to
                                               the Employee Retirement Income
                                               Security Act of 1974, as amended
                                               or by an individual retirement
                                               account.

RATINGS OF THE CERTIFICATES . . . . . . .      It is a condition to the
                                               issuance of the Certificates
                                               that the Class A Certificates be
                                               rated in the highest investment
                                               rating category by Standard and
                                               Poor's Ratings Services, a
                                               division of The McGraw-Hill
                                               Companies, Inc. ("S&P") and
                                               Moody's Investors Service
                                               ("Moodys"), and the Class B
                                               Certificates are expected to be
                                               rated at least "BBB" by S&P and
                                               at least "Baa2" by Moodys.


                              THE RECEIVABLES POOL

         The pool of Receivables (the "Receivables Pool") is expected to include the Receivables purchased as of the Cutoff Date based on selection criteria that include: (i) at the time of origination, each Receivable was secured by a new or used automobile or light duty truck; (ii) each Receivable was originated in the United States; (iii) each Receivable provides for level monthly Scheduled Payments that fully amortize the amount financed by such Receivable over its original term except that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment; (iv) each Receivable was originated prior to May 31, 1996; (v) each Receivable had an original number of scheduled payments of not less than 12 and not more than 72 and, as of the

Cutoff Date, had a remaining number of scheduled payments of not less than 4 and not more than 54; (vi) each Receivable provides for the payment of a finance charge at an APR ranging from 8.00% to 22.00%; (vii) each Receivable does not have a payment that is more than 30 days past due as of the Cutoff Date; (viii) no Receivable is a receivable as to which payments ahead of 6 or more scheduled payments have been received from or on behalf of the related Obligor; (ix) each Receivable is being serviced by TMCC; (x) to the best knowledge of the Seller, no Receivable is due from any Obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent; (xi) no Financed Vehicle has been repossessed without reinstatement as of the Cutoff Date; and (xii) no Financed Vehicle was subject to force-placed insurance as of the Cutoff Date. TMCC does not originate retail installment sales contracts in Hawaii, and retail installment sales contracts originated in Texas or serviced by an independent finance company conducting business in five southeastern states of the United States (Alabama, Florida, Georgia, North Carolina and South Carolina) on behalf of TMCC will not be included in the Trust. No selection procedures believed by the Seller to be adverse to Certificateholders will be used in selecting the Receivables.

         The Receivables will represent financing of new and used automobiles and/or light duty trucks. Based on the Cutoff Date Pool Balance, approximately 65.7% and 34.3% of the Receivables are expected to represent financing of new vehicles and used vehicles, respectively. As of the Cutoff Date, the average Principal Balance of the Receivables is expected to be approximately $8,984. Based on the addresses of the originating Dealers, the Receivables are expected to have been originated in 48 states. Except in the case of any breach of representations and warranties by the related Dealer, the Receivables generally are not expected to provide for recourse against the originating Dealer. By aggregate Principal Balance, it is expected that approximately 50.1% of the Receivables will constitute Precomputed Receivables and approximately 49.9% of the Receivables will constitute Simple Interest Receivables.

         The expected composition, distribution by APR and geographic distribution of the Receivables as of the Cutoff Date are as set forth in the following tables.


                         COMPOSITION OF THE RECEIVABLES

         Aggregate Cutoff Date Principal Balance  . . . . . . . . . . . .      $754,397,267.42
         Number of Receivables  . . . . . . . . . . . . . . . . . . . . .      83,975
         Average Cutoff Date Principal Balance  . . . . . . . . . . . . .      $8,983.59
         Average Original Amount Financed . . . . . . . . . . . . . . . .      $13,762.61
           Range of Original Amount Financed  . . . . . . . . . . . . . .      $1,019.74 to $50,000.00
         Weighted Average APR(1)  . . . . . . . . . . . . . . . . . . . .      10.47%
           Range of APRs  . . . . . . . . . . . . . . . . . . . . . . . .      8.00% to 22.00%
         Weighted Average Original Number of Scheduled Payments(1)  . . .      57
           Range of Original Number of Scheduled Payments . . . . . . . .      12 to 72
         Weighted Average Remaining Number of Scheduled Payments(1) . . .      40
           Range of Remaining Number of Scheduled Payments  . . . . . . .      4 to 54

         ----------
        (1)  Weighted by Principal Balance as of the Cutoff Date.

                     DISTRIBUTION OF THE RECEIVABLES BY APR

                                                   Percentage of
                                                     Aggregate          Cutoff Date          Percentage of
                                    Number of        Number of           Principal            Cutoff Date
     Range of APRs                 Receivables      Receivables           Balance             Pool Balance
     -------------                 -----------      -----------      ----------------        --------------
     8.00% to  8.99%  . . . . .     23,165           27.59%            $212,055,552.81           28.11%
     9.00% to  9.99%  . . . . .     20,175           24.03              192,243,449.01           25.48
    10.00% to 10.99%  . . . . .     14,020           16.70              128,199,460.69           16.99
    11.00% to 11.99%  . . . . .      9,119           10.86               80,726,976.92           10.70
    12.00% to 12.99%  . . . . .      7,275            8.66               63,490,206.71            8.42
    13.00% to 13.99%  . . . . .      3,404            4.05               26,691,196.15            3.54
    14.00% to 14.99%  . . . . .      2,123            2.53               16,339,673.48            2.17
    15.00% to 15.99%  . . . . .      1,370            1.63               10,599,452.51            1.41
    16.00% to 16.99%  . . . . .        880            1.05                6,550,340.00            0.87
    17.00% to 17.99%  . . . . .        628            0.75                4,559,971.00            0.60
    18.00% to 18.99%  . . . . .        522            0.62                3,930,118.39            0.52
    19.00% to 19.99%  . . . . .        602            0.72                4,546,088.31            0.60
    20.00% to 20.99%  . . . . .        585            0.70                3,990,419.83            0.53
    21.00% to 21.99%  . . . . .         98            0.12                  432,159.10            0.06
              22.00%  . . . . .          9            0.01                   42,202.50            0.01

            Total(1)      . . .     83,975          100.00%            $754,397,267.42          100.00%
  ----------                        ======          =======            ===============          =======

  (1) Dollar amounts and percentages do not add to the total or to 100.00%, respectively, due to rounding.

              DISTRIBUTION OF THE INITIAL RECEIVABLES BY STATE (1)

                                                   Percentage of
                                   Aggregate        Number of             Cutoff Date       Percentage of
                                   Number of        Cutoff Date            Principal         Cutoff Date
State                             Receivables       Receivables             Balance         Pool Balance
- -----                             -----------      -----------           -----------        -------------
Alabama                               14              0.02%             $   266,026.85           0.04%
Alaska                                74              0.09                  712,606.75           0.09
Arizona                            1,628              1.94               14,856,290.00           1.97
Arkansas                           1,648              1.96               13,669,694.07           1.81
California                        26,324             31.35              228,893,726.20          30.34
Colorado                           1,263              1.50               10,425,720.39           1.38
Connecticut                        1,177              1.40                9,434,959.72           1.25
Delaware                             298              0.35                3,345,192.21           0.44
Florida                               91              0.11                1,139,697.50           0.15
Georgia                               29              0.03                  503,426.56           0.07
Idaho                                 53              0.06                  394,058.64           0.05
Illinois                           4,546              5.41               44,298,134.60           5.87
Indiana                              281              0.33                2,774,145.63           0.37
Iowa                                 205              0.24                2,113,706.98           0.28
Kansas                               707              0.84                6,285,572.52           0.83
Kentucky                             126              0.15                  984,805.05           0.13
Louisiana                          2,466              2.94               21,432,337.80           2.84
Maine                                394              0.47                3,014,117.84           0.40
Maryland                           7,878              9.38               76,061,934.14          10.08
Massachusetts                      5,685              6.77               46,864,442.71           6.21
Michigan                             691              0.82                6,291,789.28           0.83
Minnesota                             90              0.11                  969,502.88           0.13
Mississippi                          502              0.60                4,404,902.90           0.58
Missouri                           2,074              2.47               17,702,396.26           2.35
Montana                               68              0.08                  597,319.47           0.08
Nebraska                              51              0.06                  518,804.72           0.07
Nevada                               705              0.84                6,265,564.43           0.83
New Hampshire                      1,505              1.79               10,869,911.30           1.44
New Jersey                         2,396              2.85               21,862,275.58           2.90
New Mexico                           474              0.56                4,206,618.70           0.56
New York                           2,348              2.80               22,432,451.88           2.97
North Carolina                       110              0.13                2,155,784.55           0.29
North Dakota                           5              0.01                   28,333.44           0.00
Ohio                                 331              0.39                2,722,079.45           0.36
Oklahoma                             312              0.37                2,960,064.13           0.39
Oregon                             1,513              1.80               10,851,824.10           1.44
Pennsylvania                       2,496              2.97               20,418,714.86           2.71
Rhode Island                         848              1.01                7,315,281.63           0.97
South Carolina                        74              0.09                1,310,951.76           0.17
South Dakota                           8              0.01                   68,299.93           0.01
Tennessee                          2,279              2.71               20,943,140.49           2.78
Utah                                 120              0.14                1,413,133.31           0.19
Vermont                              317              0.38                2,462,142.22           0.33
Virginia                           7,340              8.74               76,648,809.52          10.16
Washington                         1,873              2.23               16,199,936.42           2.15
West Virginia                         69              0.08                  751,471.21           0.10
Wisconsin                            483              0.58                4,495,749.89           0.60
Wyoming                                6              0.01                   59,416.92           0.01
     Total(2)                     83,975            100.00%            $754,397,267.42         100.00%
- ----------                        ======            =======            ===============         =======

(1) Based solely on the addresses of the originating Dealers.

(2) Dollar amounts and percentages do not add to the total or to 100.00%, respectively, due to rounding.

                  DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Set forth below is certain information concerning TMCC's experience with respect to its portfolio of new and used automobile and/or light duty truck retail installment sales contracts which it initially funded and is servicing. Retail installment sales contracts serviced by an independent finance company conducting business in five southeastern states of the United States will not be included in the Trust, and accordingly are not included in the information set forth below.

         The data presented in the following tables are provided for illustrative purposes only. There is no assurance that TMCC's delinquency, credit loss and repossession experience with respect to automobile and/or light duty truck retail installment sales contracts in the future, or the experience of the Trust with respect to the Receivables, will be similar to that set forth below.

                       HISTORICAL DELINQUENCY EXPERIENCE

                                                                     At September 30,
                                          -----------------------------------------------------------------------
                        At May 31, 1996(2)  1995 (2)      1994(1)        1993(1)             1992            1991
                      -------------------------------------------------------------------------------------------
Number of Contracts
  Outstanding at
  End of Period . .         538,241         517,325        514,120         485,540          466,008       421,765
Delinquencies
  as a Percentage of
  Contracts Outstanding(3)
  31-60 Days  . . .           1.32%           1.25%          1.04%           1.04%            1.25%         1.39%
  61-90 Days  . . .           0.10%           0.11%          0.10%           0.10%            0.13%         0.16%
  Over 90 Days  . .           0.07%           0.06%          0.06%           0.07%            0.07%         0.09%

____________________
(1) Includes contracts sold by TMCC in August 1993 in connection with the formation of the Toyota Auto Receivables 1993-A Grantor Trust, which TMCC is servicing.

(2) Includes contracts sold by TMCC in August 1993 and September 1995, respectively, in connection with the formation of the Toyota Auto Receivables 1993-A Grantor Trust and the formation of the Toyota Auto Receivables 1995-A Grantor Trust, which TMCC is servicing.

(3) The period of delinquency is based on the number of days scheduled payments are contractually past due.

                      NET LOSS AND REPOSSESSION EXPERIENCE

                                       At or for the
                                   Eight Months Ended                  At or for the Year Ended September 30,
                                                       ------------------------------------------------------------------------
                                     May 31, 1996(2)     1995(2)          1994(1)          1993(1)       1992           1991
                                     ------------------------------------------------------------------------------------------
                                                                        (Dollars in Thousands)
 Net Receivables
 Outstanding (1) . . . . . . . .        $5,326,595     $4,930,711       $4,757,142     $4,198,373     $3,863,884    $3,396,401
 Average Net Receivables
   Outstanding (4) .                     5,128,653      4,843,927        4,477,758      4,032,129      3,630,143     3,138,335
 Number of Contracts
   Outstanding . . .                       538,241        517,325          514,120        485,540        466,008       421,765
 Average Number of Contracts
   Outstanding (4) .                       527,783        515,723          499,830        475,774        443,887       386,396

 Number of Repossessions                     4,869          8,438            8,386          8,925          9,183         9,407
 Number of Repossessions as a
   Percentage of the Contracts
   Outstanding . . .                      1.64%(7)          1.63%            1.63%          1.84%          1.97%         2.23%
 Number of Repossessions as a
   Percentage of the Average
   Number of Contracts
   Outstanding . . .                      1.67%(7)          1.64%            1.68%          1.88%          2.07%         2.43%
 Gross Charge-Offs (5)                     $20,977        $27,282          $22,748        $26,361        $31,594       $32,935

 Recoveries (6)  . .                        $4,207         $5,957           $6,564         $6,587         $6,387        $6,378
 Net Losses (6)  . .                       $16,770        $21,325          $16,184        $19,774        $25,207       $26,557
 Net Losses as a Percentage
   of Net Receivables
   Outstanding . . .                      0.47%(7)          0.43%            0.34%          0.47%          0.65%         0.78%
 Net Losses as a Percentage
   of Average Net
   Receivables Outstanding                0.49%(7)          0.44%            0.36%          0.49%          0.69%         0.85%


____________________
(1) Includes contracts sold by TMCC in August 1993 in connection with the formation of the Toyota Auto Receivables 1993-A Grantor Trust, which TMCC is servicing.

(2) Includes contracts sold by TMCC in August 1993 and September 1995, respectively, in connection with the formation of the Toyota Auto Receivables 1993-A Grantor Trust and the formation of the Toyota Auto Receivables 1995-A Grantor Trust, which TMCC is servicing.

(3) Net Receivables Outstanding includes principal, accrued interest and unamortized dealer reserve.

(4) Average of current period and beginning of period amount or number of contracts outstanding.

(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.

(6) Recoveries from post-disposition monies received on previously charged-off contracts including proceeds of liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(7)      Annualized.